UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2014

Commission File Number 1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 11, 2014, PMC Commercial Trust, a Texas real estate investment trust (the “PMC Commercial”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the agreement and plan of merger, dated as of July 8, 2013 (as amended, the “Merger Agreement”), by and among PMC Commercial, CIM Urban REIT, LLC (“CIM REIT”) and their respective merger subsidiaries, which Merger Agreement provides that, among other things, (a) a merger subsidiary of CIM REIT will merge with and into a merger subsidiary of PMC Commercial (the “Merger”), at which time PMC Commercial will become the parent company of CIM Urban Partners L.P. (“CIM Urban”) and its subsidiaries; and (b) PMC Commercial will issue to Urban Partners II, LLC, the members of which will be CIM REIT and CIM Urban Partners GP, LLC (the current general partner of CIM Urban), 22,000,003 common shares of PMC Commercial (the “PMC Commercial Common Shares”) and 65,028,571 Class A convertible cumulative preferred shares of PMC Commercial (the “PMC Commercial Preferred Shares”).

As of December 30, 2013, the record date for the Special Meeting, there were 10,596,220 PMC Commercial Common Shares outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 6,844,894 PMC Commercial Common Shares, representing approximately 65% of the outstanding shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	To approve the issuance of PMC Commercial Common Shares and PMC Commercial Preferred Shares pursuant to the terms of the Merger Agreement (including the issuance of PMC Commercial Common Shares upon the conversion of such PMC Commercial Preferred Shares) (the “Share Issuance Proposal”).

(2)	To approve, through a non-binding advisory vote, certain compensation arrangements for PMC Commercial’s named executive officers in connection with the Merger and other transactions contemplated by the Merger Agreement (the “Merger-Related Compensation Proposal”).

(3)	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate for the purpose of soliciting additional votes for the approval of the Share Issuance Proposal (the “Adjournment Proposal”).

The Share Issuance Proposal and the Merger-Related Compensation Proposal were approved by the requisite vote of PMC Commercial’s shareholders. Because the Share Issuance Proposal has been duly approved, it was not necessary to consider the Adjournment Proposal for the purpose of soliciting additional votes for the approval of the Share Issuance Proposal. The final voting results for each proposal are described below. For more information on each of these proposals, see PMC Commercial’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on December 30, 2013.

1. The Share Issuance Proposal

For	Against	Abstain	Broker Non-Votes
5,657,101	1,121,103	66,690	—

2. The Merger-Related Compensation Proposal

For	Against	Abstain	Broker Non-Votes
5,025,890	1,682,450	136,554	—

Item 8.01	Other Events

On February 11, 2014, the Company issued a press release regarding shareholder approval of the Share Issuance Proposal and the Merger-Related Compensation Proposal. The press release states that the closing of the Merger and other transactions remains subject to the approval of the U.S. Small Business Administration and other customary conditions, and is expected to occur within the next 30 days. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Additional Information and Where To Find It

This communication is not a substitute for the Registration Statement on Form S-4 (File No. 333-190934) that PMC Commercial filed with the SEC in connection with the proposed merger with CIM REIT and their respective subsidiaries, or PMC Commercial’s definitive Proxy Statement/Prospectus dated December 30, 2013, or the Supplement to definitive Proxy Statement/Prospectus dated January 31, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND RELATED SUPPLEMENT, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS.

Investors and security holders may obtain free copies of the Proxy Statement/Prospectus, Supplement and other documents filed with the SEC by PMC Commercial through the web site maintained by the SEC at www.sec.gov and that maintained by PMC Commercial Trust at www.pmctrust.com.

In addition, investors and security holders may obtain free copies of the Proxy Statement/Prospectus and Supplement from PMC Commercial by contacting PMC Commercial Trust, Attn: Investor Relations, 17950 Preston Road, Suite 600, Dallas, Texas 75252.

Forward-Looking Statements

The information set forth herein (including information included or referenced herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect PMC Commercial’s and CIM REIT’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the Merger contemplated by the Merger Agreement will be consummated, PMC Commercial’s and CIM Group LLC’s (“CIM Group”) plans for the merged company, market and other expectations, objectives, intentions, as well as any expectations with respect to the merged company, including regarding valuations, future dividends, estimates of growth, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the proposed Merger due to failure to satisfy other conditions to completion of the transactions, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; (3) risks related to disruption of management’s attention from ongoing business operations due to the Merger; (4) the effect of the announcement of the proposed Merger on PMC Commercial’s or CIM Urban’s relationships with its customers, investors, tenants, lenders, operating results and business generally; (5) risks related to substantial expenditures with respect to the Merger, which may or may not be reimbursable in the event of the termination of the Merger Agreement; (6) the outcome of any legal proceedings relating to the Merger; and (7) risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in PMC Commercial’s filings with the SEC, which are available at the SEC’s website at www.sec.gov and on PMC Commercial’s website at www.pmctrust.com, including those set forth in PMC Commercial’s Proxy Statement/Prospectus dated December 30, 2013, Supplement to Definitive Proxy Statement/Prospectus dated January 31, 2014, Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. PMC Commercial and CIM Group disclaim any obligation to update and revise statements contained herein or the materials referenced herein based on new information or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 11, 2014

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 11, 2014

PMC COMMERCIAL TRUST

By:	/s/ Jan F. Salit
Jan F. Salit, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release dated February 11, 2014

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